UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2006

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28238	54-1521616
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

516 Herndon Parkway, Suite A, Herndon, Virginia 20170
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (703) 464-5495

____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On November 8, 2006, Guardian Technologies International, Inc. (the “Company”), held the first of two closings on a private placement of its securities.  Pursuant to the terms of a Securities Purchase Agreement, dated November 3, 2006, investors in the private placement agreed to purchase an aggregate of $5,150,000 of securities, one-half of which were purchased at the first closing and one-half to be purchased at a second closing to be held upon the effectiveness of the Company’s registration statement (the “registration statement”) with regard to the shares of the Company’s common stock underlying such securities.  Midtown Partners & Co., LLC (“Midtown”), acted as placement agent for the offering.  The offering was made exclusively to certain accredited investors pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Pursuant to the terms of the Securities Purchase Agreement, at the first closing the Company received aggregate gross proceeds, before deduction of certain fees and expenses of the offering, of approximately $2,575,000.  Net proceeds to the Company were $2,364,750, after payment of commissions, fees and expenses of the offering of $222,750 of which $12,500 had been paid prior to closing.

At the first closing, the Company issued to purchasers an aggregate of $2,575,000 in principal amount of Series A 10% Senior Convertible Debentures due November 7, 2008 (the “Debentures”) and 4,453,707 Series D Common Stock Purchase Warrants (the “Warrants”). A second closing with regard to the remaining $2,575,000 of aggregate gross proceeds will be held upon effectiveness of the registration statement.

At any time after the date of issuance of the Debentures, the principal amount of the Debentures is convertible into shares of common stock of the Company at a price of $1.15634 per share (the “conversion price”). The Debentures bear interest at the rate of 10% per annum due on the first day of each calendar quarter, upon conversion or redemption of the Debentures (as to the principal amount so converted or redeemed), or on the maturity date of the Debentures.  The Company may, subject to certain conditions, pay the interest due under the Debentures in registered shares of common stock, the number of shares issuable in payment of interest to be determined on the basis of the lesser of 85% of the average of variable weighted average price (“VWAP”) of the common stock for the five (5) trading days immediately prior to the later of the (i) date the interest is due or (ii) the date such shares are issued. Also, subject to certain conditions, the Company may, at any time commencing after the effective date of the registration statement and provided for 20 consecutive trading days the closing price of its common stock exceeds $1.734, force conversion of the Debentures, subject to the holders right to voluntarily convert the Debentures at the then conversion price.  The $2,575,000 in principal amount of Debentures issuable at the second closing shall be on the same terms as the Debentures issued in the first closing.

The Warrants issued in the offering to purchasers are exercisable at a price of $1.15634 per share.  One-half of such Warrants are exercisable commencing on the date of the first closing and the remaining one-half of such Warrants shall become exercisable upon payment of the subscription amount due from the purchaser at the second closing and, if not so received, such Warrants may be cancelled by the Company.

The Debentures and Warrants contain certain anti-dilution provisions in the event of, among other things, a stock dividend, stock split, sales of securities below their then conversion or exercise price, a subsequent rights offering, a reclassification, merger, consolidation, or sale of substantially all of the assets of the Company, except for certain exempt issuances (including stock and options granted to employees, officers, directors or consultants (provided issuances to consultants do not exceed 400,000 during a 12 month period) under Company stock option plans or as approved by a majority of non-employee directors, stock issued in a strategic acquisition, and the issuance of the Placement Agent’s Warrants and the shares underlying the Placement Agent’s Warrants (an “exempt issuance”)).  Also, in the event certain revenue and other milestones during the six, twelve and eighteen month periods following the first closing are not met (as required to be disclosed in a widely disseminated press release, Form 8-K or other periodic filing), the conversion price and exercise price of the Debentures and Warrants may be reset.  Also, the Warrants contain a cashless exercise provision in the event (i) there is no egistration statement effective covering the resale of the shares underlying the Warrants or (ii) at any time after four years following the date of issuance.  The Debentures and Warrants contain a limitation on the amount of Debenture and number of Warrants that may be converted or exercised in the event the holder owns beneficially more than 4.99% of the common stock of the Company (without regard to the number of shares underlying the unexercised portion of the Debenture or Warrant).  Such limitation may be waived upon 61 days’ notice to the Company by the holder of the Debenture or Warrant permitting the holder to change such limitation to 9.99%.  The Company has agreed to compensate a holder of a Debenture or Warrant in the event the Company’s transfer agent fails to deliver certificates for shares upon conversion or exercise of the Debentures or Warrants within two trading days of the date of exercise and the holder’s broker is required to purchase shares of the Company’s common stock in satisfaction of a sale by a holder.  Up to 75% of the Warrants may be called for cancellation by the Company in the event that, following the registration of the shares of common stock underlying the Warrants (i) the closing bid or closing sale price of the common stock for 20 consecutive trading days (the “measurement period”) exceeds $2.89, (ii) the daily trading volume during the measurement period exceeds 100,000 shares per trading day, (iii) the holder is not in possession of material nonpublic information regarding the Company.  The Company is required to give notice to the holders within one trading day of the end of the measurement period and the Warrants covered by the call notice will be cancelled effective 15 trading days after the date of the call notice, subject to certain conditions, including that the holder shall have the right to exercise the Warrant during the measurement period.

Under the terms of a registration rights agreements entered into with each purchaser at closing, within 45 days of the closing, the Company has agreed to use its best efforts to file a registration statement under the Securities Act to register 130% of the shares of common stock issuable in payment of interest under the Debentures or upon conversion or redemption thereof and shares of common stock underlying the Warrants issued in the offering to permit their resale, use its best efforts to have the registration statement declared effective by the Securities and Exchange Commission (“SEC”) within 150 days of closing, maintain the effectiveness of the registration statement for four years, and bear the costs of such registration (other than underwriting discounts or commissions, broker’s fees, and selling expenses).  In the event such registration statement is not filed or declared effective within such periods or upon the occurrence of certain other events relating to the filing of amendments or supplements thereto, the Company is required to pay to the purchasers certain liquidated damages equal to 1% of the amount subscribed for by purchasers per 30 day period but not to exceed in the aggregate 6% of such amount.  The registration rights agreement also contains certain piggy back registration rights, indemnification and contribution provisions.

Under the terms of the Purchase Agreement, during the 12 month period following the effective date of the registration statement, except in connection with exempt issuances or an underwritten public offering of its common stock, the Company has granted to purchasers the right to participate in any offerings by the Company of common stock or common stock equivalents up to the lesser of 100% of any such future offering or the aggregate amount subscribed for under the Purchase Agreement.  Commencing on the date of closing and for 90 days after the effective date of the Registration Statement, the Company and its subsidiaries are prohibited from issuing shares of common stock or common stock equivalents except for certain exempt issuances. Moreover, the Company is prohibited from engaging in any transactions in its securities in which the conversion, exercise or exchange rate or other price of such securities is based upon the trading price of the Company’s securities after initial issuance or otherwise subject to reset unless such transaction is approved by purchasers holding at least 67% of the securities sold in the offering and then outstanding or purchasers then hold no more than 20% of the principal amount of the Debentures originally purchased in the offering, but in any event no later than three years from the date of the Securities Purchase Agreement.  Until one year after closing, the Company is prohibited from effecting a reverse or forward stock split or reclassification of the common stock except as may be required to comply with the listing standards of any national securities exchange. Moreover, for one year after the effective date of the registration statement, the Company has agreed to exchange the securities issued in the offering for securities issued in a subsequent offering, except for shares issued in an exempt issuance or an underwritten public offering.  The Company agreed to reimburse $30,000 for certain legal expenses, of which $10,000 was paid prior to closing, and to reimburse the legal fees of one of the investors in the amount of $10,000, to be offset against Midtown’s non-

accountable expense reimbursement.  The Purchase Agreement contains certain representations and warranties of the Company and purchasers, conditions to closing, certain indemnification provisions, and other customary provisions.

Pursuant to the terms of a Placement Agent Agreement, dated July 14, 2006, between the Company and Midtown, at the first closing, the Company paid or issued the following compensation to Midtown for its services as placement agent in connection with the offering: (i) sales commissions in the amount $180,250; (ii) non-accountable expense reimbursement and legal fees of $30,000 of which $10,000 was paid prior to closing, (iii) Placement Agent’s Warrants to purchase an aggregate of 623,519 shares, one half of such Placement Agent’s Warrants are exercisable commencing on the date of issuance and the remaining one-half become exercisable upon payment of the subscription amounts due at the second closing (“second closing placement agent warrants”), provided that the Company may cancel the portion of the second closing placement agent warrants attributable to any purchaser who fails to deliver its subscription amount due at such second closing. The Placement Agent’s Warrants are exercisable at a price of $1.15634 per share for a period of five years from the date they become exercisable, contain a piggyback registration right, a cashless exercise provision and are substantially identical to the Warrants issued to purchasers in the offering.

Proceeds of the offering are expected to be used for the purpose of hiring new business development personnel, research and development, registration expenses, repaying $100,000 in loans made to the Company by Mr. Michael W. Trudnak, the Chairman and CEO of the Company, and for general working capital purposes.  In connection with the transaction, Mr. Trudnak agreed to amend certain loan agreements with the Company pursuant to which he had previously loaned the Company an aggregate of $402,000.  Mr. Trudnak agreed to extend the date the principal amount is due under such loans until May 31, 2006; however, $100,000 of the principal amount of Mr. Trudnak’s April 21, 2006 loan is due upon the Company raising $2,500,000 from the sale of its securities after November 6, 2006, and will be paid immediately  following the closing of this financing, and the remaining balance of such loans will be paid upon the Company raising an aggregate of $5,000,000 from the sale of its securities after November 6, 2006.

The securities, including certain securities issued to Midtown, were not registered under the Securities Act of 1933 or any state laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company has attached hereto as Exhibits the Purchase Agreement, forms of the Debenture, Warrant, and Registration Rights Agreement issued or entered into with purchasers at closing, the Placement Agent Agreement and the form of the Placement Agent’s Warrant, and the foregoing disclosure is qualified in its entirety by reference thereto. Attached hereto as Exhibit 99.1 and incorporated herein by reference thereto is a press release dated November 8, 2006, regarding the first closing of the foregoing offering.

Section 3 –Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

On November 8, 2006, the Company sold to ten institutional accredited investors an aggregate of $2,575,000 in principal amount of Series A 10% Senior Convertible Debentures due November 6, 2008, and issued Series D Common Stock Purchase Warrants to purchase an aggregate of 4,453,707 shares of common stock.  The principal amount of the Debentures is convertible into shares of common stock of the Company at a price of $1.15634 per share. The Warrants are exercisable at a price of $1.15634 per share, for five years after the date they first become exercisable. The Company also issued an aggregate of 623,519 Placement Agent’s Warrants to Midtown.  The Placement Agent’s Warrants are exercisable at a price of $1.15634 per share.  The Company paid commissions and other fees to Midtown in the aggregate amount of $210,250 of which $10,000 had been paid prior to closing. The disclosure set forth under Item 1.01 of this Form 8-K is incorporated herein by reference thereto and made a part hereof.  The Debentures and Warrants were sold to certain accredited investors in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

Section 8 – Other Events

Item 8.01.

Other Events

On November 8, 2006, the Company closed on private placement pursuant to which it sold an aggregate of $2,575,000 in principal amount of Debentures and 4,453,707 Series D Common Stock Purchase Warrants to ten institutional accredited investors for gross proceeds to the Company of $2,575,000.  The Debentures and Series D Common Stock Purchase Warrants were sold in reliance upon the exemption from the registration requirements set forth in Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  A press release regarding the closing and sale of such securities is attached hereto as Exhibit 99.1 and incorporated herein by reference thereto.

Section 9 – Financial Statements and Exhibit

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits.

10.1

Securities Purchase Agreement, dated November 3, 2006, by and among the Company and Certain Purchasers, filed herewith.

10.2

Form of Series A 10% Senior Convertible Debenture, due November __, 2008, filed herewith.

10.3

Form of Registration Rights Agreement by and among the Company and Certain Purchasers, filed herewith.

10.4

Form of Series D Common Stock Purchase Warrant Issued to Certain Purchasers, filed herewith.

10.5

Escrow Deposit Agreement, dated November 1, 2006, by and among the Company, Midtown Partners & Co., LLC, and Signature Bank, filed herewith.

10.6

Amendment No. 1 to Escrow Deposit Agreement, dated November 3, 2006, filed herewith.

10.7

Amendment No. 2 to Escrow Deposit Agreement, dated November 7, 2006, filed herewith.

10.8

Placement Agent Agreement, dated July 14, 2006, by and between the Company and Midtown Partners & Co., LLC, filed herewith.

10.9

Form of Placement Agent’s Warrant issued to Midtown Partners & Co., LLC, and its affiliates, filed herewith.

99.1

Press Release, dated November 9, 2006, issued by Guardian Technologies International, Inc., filed herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date: November 8, 2006	By: /s/ Michael W. Trudnak Chief Executive Officer

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